EXHIBIT 10.4


                          REGISTRATION RIGHTS AGREEMENT

         This agreement, dated as of May 4, 2005 (this "Agreement") is entered into by and among U.S. Telesis Holdings, Inc., a Delaware corporation (the "UST") and the persons and entities listed on EXHIBIT A hereto.


                                    RECITALS

         WHEREAS, Catcher, Inc., a Delaware corporation ("CATCHER"), issued an aggregate of 447,749.5 shares of its capital stock in the form of its Series A Preferred Stock and its common stock to certain founders set forth on Exhibit A (the "FOUNDERS"); and

         WHEREAS, Catcher engaged in a private offering to certain private investors (the "PRIVATE INVESTORS") of 162,013 Units consisting in the aggregate of 324,026 shares of Catcher's common stock and Series A Warrants and Series B Warrants (collectively, the "WARRANTS") to purchase an aggregate of 324,026 additional shares of Catcher's common stock ; and

         WHEREAS, UST and the Purchasers have entered into a Stock Exchange Agreement of even date herewith (the "EXCHANGE AGREEMENT") pursuant to which UST will acquire Catcher by (a) issuing its Series A Preferred Stock (the "PREFERRED STOCK") to certain of the Founders and its common stock (the "COMMON STOCK") to the Private Investors and certain other Founders (such Private Investors and Founders, hereinafter referred to as the "PURCHASERS") and (b) assuming the obligation under the Warrants to issue UST's common stock; and

         WHEREAS,   UST  and  the  Purchasers  desire  to  provide  for  certain arrangements with respect to the registration of such shares of capital stock of UST under the Securities Act of 1933, as amended (the "SECURITIES ACT");

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this agreement, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS.

         As used in this agreement, the following terms shall have the following respective meanings:

                  1.1. The term "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  1.2. The term "Holder" shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

                  1.3. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

                  1.4. The term "Registrable Securities" shall mean (a) the Common Stock (including the Common Stock issuable upon exercise of the Warrants) and (b) the Common Stock issuable upon conversion of the Preferred Stock, provided, however, that securities shall only be treated as Registrable

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Securities  if and  only for so long as they  (A)  have  not  been  disposed  of pursuant to a registration statement declared effective by the Commission; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; and (C) are held by a Holder.

                  1.5. The term "Selling Holders" shall mean the Holders selling their Registrable Securities.

         2. MANDATORY REGISTRATION. UST agrees that:

                  2.1. it will file a registration statement covering the resale of the Registrable Securities within ninety (90) days of the date hereof (the "Filing Deadline").

                  2.2. it will use its commercially reasonable efforts and will cooperate fully with the Commission to cause such registration statement to be declared effective by the Commission within one hundred eighty (180) days of the date hereof (the "Registration Deadline").

In the event UST fails to file a registration statement covering the resale of Registrable Securities on or before the Filing Deadline, UST shall, at the election of the Holder: (i) pay to the Holder (prorated for such Holder's percentage of the Offered Amount subscribed to by such Holder) an aggregate of $45,000; or (ii) issue to such Holder (prorated for such Holder's percentage of the Offered Amount subscribed to by such Holder) the number of additional Warrants and shares of Common Stock that would have been purchasable in the Offering for $45,000 for every 30 day period (pro-rated for period less than 30 days) that UST fails to file a registration statement with the Commission after the Filing Deadline. In the event that, due to the fault of UST, its registration statement is not deemed effective by the Commission on or before the Registration Deadline, UST shall, at the election of the Holder (i) pay to the Holder (prorated for such Holder's percentage of the Offered Amount subscribed to by such Holder) an aggregate of $45,000; or (ii) issue to such Holder (prorated for such Holder's percentage of the Offered Amount subscribed to by such Holder) the number of additional Warrants and shares of Common Stock that would have been purchasable in the Offering for $45,000, for every 30 day period (pro-rated for period less than 30 days) that the registration statement is not deemed effective by the Commission after the Registration Deadline due to the fault of UST.

         3. REGISTRATION PROCEDURES. Whenever required under this Agreement to include Registrable Securities in a UST registration statement, UST shall, as expeditiously as commercially, reasonably possible:

                  3.1. Use best efforts to cause such registration statement to remain effective until the later to occur of (A) two (2) years from the date of this Agreement, or (B) two (2) years from the date the Private Investors convert the Warrants to Common Stock, or (C) such time that all of such Registrable Securities are no longer, by reason of Rule 144(k) under the Securities Act, required to be registered for the sale thereof by such Holders. UST will also use its best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, UST may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in


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periodic  reports  filed  pursuant  to  Section  13 or 15(d)  of the  Securities
Exchange Act (the "Exchange Act") in the registration statement.

                  3.2. Prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  3.3. Make available for inspection upon reasonable notice during UST's regular business hours by each Selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of UST, and cause UST's officers, directors and employees to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

                  3.4. Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  3.5. Use best efforts to register and qualify the securities covered by such registration statement under state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that UST shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless UST is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                  3.6. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  3.7 Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act: (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the Commission of any stop order or the initiation of proceedings for that purpose (in which event UST shall make every reasonable effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by UST of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) when UST notifies the Commission of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  3.8.  Cause  all  such   Registrable   Securities   registered
hereunder to be listed on each securities exchange or quotation service on which similar securities issued by UST are then listed or quoted.

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                  3.9.   Provide  a  transfer   agent  and   registrar  for  all
Registrable Securities registered pursuant hereto and with the CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  3.10. Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

                  3.11. Comply with all applicable rules and regulations of the Commission.

                  3.12. If the offering is underwritten and at the request of any Selling Holder, use its commercially reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing UST for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer's counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of UST included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings.

         4. FURNISH INFORMATION. It shall be a condition precedent to the obligation of UST to take any action with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to UST such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by UST to effect the registration of such Holder's Registrable Securities.

         5. REGISTRATION EXPENSES. UST shall bear and pay all Registration Expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant for each Holder, but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any costs to any of the Holders, including without limitation, for accounting, financial, legal or other professional advisors to any of the Holders.

         6. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of UST's capital stock, UST shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between UST and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by UST.

         7. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration hereunder as the result of any controversy that might arise with respect to the interpretation or implementation of this Article.

         8. INDEMNIFICATION. In the event that any Registrable Securities are included in a registration statement under this Agreement:

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                  8.1. To the extent  permitted by law, UST will  indemnify  and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") in connection with UST's obligations under this Agreement: (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein made, under the circumstances in which they were made, not misleading, or (iii) any violation by UST of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and UST will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.1. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of UST, nor shall UST be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  8.2. To the extent permitted by law, each Selling Holder will indemnify and hold harmless UST, each of its directors, each of its officers, each person, if any, who controls UST within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 8.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                  8.3. Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be

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inappropriate  due to actual  or  potential  differing  interests  between  such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.

                  8.4 If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  8.5. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

                  8.6. The obligations of UST and Holders under this Section 8 shall survive the completion of the Offering and the Acquisition.

         9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of UST to the public without registration or pursuant to a registration on Form S-3, UST agrees to:

                  9.1. make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the registration statement filed in connection with an Acquisition;

                  9.2. file with the Commission in a timely manner all reports and other documents required of UST under the Securities Act and the Exchange Act; and

                  9.3. furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of UST and such other reports and documents so filed by UST, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

         10. GENERAL.

                  10.1. SEVERABILITY. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement.

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                  10.2. SPECIFIC  PERFORMANCE.  In addition to any and all other remedies that may be available at law in the event of any breach of this agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of UST hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  10.3. GOVERNING LAW. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS AND THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE. THE PARTIES each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE PARTIES HEREBY WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                  10.4. NOTICES. All notices, requests, consents, and other communications under this agreement shall be in writing and shall be deemed delivered (i) in the case of Purchasers located in the United States only, two business days after being sent by registered or certified mail, return receipt requested, postage prepaid, and in the case of Purchasers located outside the United States, ten days after being sent by air mail, postage prepaid, or (ii) the scheduled delivery date after being sent via a reputable nationwide courier service (no signed receipt being necessary), or (iii) by fax with electronic confirmation of receipt, or (iii) by electronic mail, with no notice of delivery failure, in each case to the intended recipient as set forth below:

If to UST:

                  U.S. Telesis Holdings, Inc.
                  1165 Via Vera Cruz
                  San Marcos, CA 92069
                  Attention: President

Copy to: Piliero Goldstein Kogan & Miller, LLP
                  10 East 53rd Street
                  New York, New York 10021
                  Attention: Robert D. Piliero

         If to a Purchaser, at the address set forth on EXHIBIT A for such Purchaser, or at such other address or addresses as may have been furnished to UST in writing by such Purchaser.

         10.5. COMPLETE AGREEMENT. This agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

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         10.6. AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of UST and the holders of a majority of the Registrable Shares; provided, that this agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which applies on its face to all such holders in substantially the same fashion. Any such amendment, termination or waiver effected in accordance with this
Section 10.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         10.7. PRONOUNS. Whenever the context may require, any pronouns used in this agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         10.8 COUNTERPARTS; FAXED SIGNATURES. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This agreement may be executed by faxed signatures.

         10.9. SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

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                                                   REGISTRATION RIGHTS AGREEMENT

                  Executed as of the date first written above.



                                          U.S. TELESIS HOLDINGS, INC.





                                          By:
                                             --------------------------------
                                             Name: Nicolas Rigopulos
                                             Title: President








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                                          [Registration Rights Agreement]

                                          AGREED AND ACCEPTED:





                                          By:
                                             --------------------------------
                                             Name:
                                             Title:












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                                                                       EXHIBIT A


                                   PURCHASERS



                  COMMON STOCK -- PRIOR TO REVERSE SPLIT

Greg J. Berlacher                                           432,000
1150 First Avenue                                           216,000 Series A
#600                                                        216,000 Series B
King of Prussia, PA 19406

Dan Gardner - IRA                                           132,000
(Bear Stearns Securities Corp.
  Cust. f/b/o Dianiel Gardner)                              66,000 Series A
534 Camp Woods Circle                                       66,000 Series B
Villa Nova, PA 19085

Dan Gardner                                                 475,200
534 Camp Woods Circle                                       237,600 Series A
Villa Nova, PA 19085                                        237,600 Series B

Richard Johnson                                             118,800
965 Pinehurst Drive                                         59,400 Series A
Chester Springs, PA 19425                                   59,400 Series B

Jay Seid                                                    475,200
c/o Emerging Growth Equities                                237,600 Series A
1150 First Avenue, Suite 600                                237,600 Series B
King of Prussia, PA 19406

Robert A. Berlacher-IRA                                     237,600
Bear Stearns SEC Corp. as IRA Cust.
  f/b/o Robert A. Berlacher                                 118,800 Series A
676 Church Road                                             118,800 Series B
Villa Nova, PA 19085

BallyShannon Partners, L.P.                                 1,045,400
325 Bryn Mawr Avenue                                        522,700 Series A
Bryn Mawr, PA 19010                                         522,700 Series B

BallyShannon Family Partnership                             475,200
325 Bryn Mawr Avenue                                        237,600 Series A
Bryn Mawr, PA 19010                                         237,600 Series B

Peter Stanley                                               477,000
660 Gatehouse Lane                                          238,500 Series A
Philadelphia, PA 19118                                      238,500 Series B




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Matison EuroInvest Ltd.                                     566,200
c/o Budin & Partners                                        283,100 Series A
20 Rue Senebier                                             283,100 Series B
PO Box 166
Channel 1211, Geneva, Switz

VFT Special Ventures, Ltd.                                  1,188,000
1150 First Avenue, Suite 600                                594,000 Series A
King of Prussia, PA 19406                                   594,000 Series B


Chardonnay Partners                                         118,800
676 Church Road                                             59,400 Series A
Villa Nova, PA 19085                                        59,400 Series B

Cabernet Partners                                           356,400
676 Church Road                                             178,200 Series A
Villa Nova, PA 19085                                        178,200 Series B

Paul Berlacher                                              118,800
Paul D. Berlacher Rev. Trust DTD 5/27/93                    59,400 Series A
7201 Forest Brook Drive                                     59,400 Series B
Sylvania, Ohio

Franz Berlacher                                             118,000
Heart Specialists of NW Ohio Profit
  Sharing/401K Plan fbo                                     59,400 Series A
Franz Berlacher                                             59,400 Series B
5549 Ginger Tree Lane
Toledo, OH 43623

Northwood Capital Partners, LP                              950,400
1150 First Avenue, Suite 600                                475,200 Series A
King of Prussia, PA 19406                                   475,200 Series B

Porter Partners LP                                          237,600
300 Drakes Landing Road                                     118,800 Series A
Suite 300                                                   118,800 Series B
Greenbrae, CA 94904

Christopher Cummings                                        1,080,000
475 Stonehaven Drive                                        540,000 Series A
Kettering, OH 45429                                         540,000 Series B

Agile Partners, L.P.                                        4,679,600
3500 Alameda De Las Pulgas                                  2,339,800 Series A
Suite 200                                                   2,339,800 Series B
Menlo Park , CA 94025

Sandor Capital Master Fund, LP                              3,600,000
2828 Routh Street, Suite 500                                1,800,000 Series A
Dallas, Texas, 75201                                        1,800,000 Series B



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John Lemak                                                  720,000
4410 Bordeaux Ave                                           360,000 Series A
Dallas, Texas 75205                                         360,000 Series B

London Family Trust                                         3,599,600
212 Aurora Drive                                            1,799,800 Series A
Montecito, CA 93108                                         1,799,800 Series B

Carlton Meyer                                               359,800
1106 Ednor Road                                             179,900 Series A
Silver Springs, MD 20905                                    179,900 Series B

George King                                                 1,079,800
5577 Vantage Point Road                                     539,900 Series A
Columbia, MD 21044                                          539,900 Series A


Brian Barton                                                1,079,800
19816 Meredith Drive                                        539,900 Series A
Derwood, MD 20855                                           539,900 Series B

Mark Nicosia                                                1,079,800
21809 Gaithers Meadow Lane                                  539,900 Series A
Brookville, MD 20833       `                                539,900 Series B


Burlingame Equity Investors (Offshore) Ltd.                 60,400
1 Sansome Street                                            30,200 Series A
Suite 2900                                                  30,200 Series B
San Francisco, CA 94104

Burlingame Equity Investors, LP                             305,600
1 Sansome Street                                            152,800 Series A
Suite 2900                                                  152,800 Series B
San Francisco, CA 94104

Attractor Capital Fund 1, LLC                               2,519,600
1637 Oakwood Drive                                          1,259,800 Series A
Unit S222                                                   1,259,800 Series B
Norberth, PA 19072

Raleigh Ralls                                               1,799,800
744 Spruce Street                                           899,900 Series A
Boulder, CO 80302                                           899,900 Series B

Katherine O'Leary                                           539,800
2819 Fourth Street                                          269,900 Series A
Boulder, CO 80304                                           269,900 Series B


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Richard O'Leary                                             539,800
2819 Fourth Street                                          269,900 Series A
Boulder, CO 80304                                           269,900 Series B

Alon Kutai                                                  720,000
5423 Foxhound Way                                           360,000 Series A
San Diego, CA 92130                                         360,000 Series B

Bryan Smyth                                                 180,000
4417 Tivoli Street                                          90,000 Series A
San Diego, CA 92107                                         90,000 Series A

John & Cindy Boyle                                          216,000
375 Fairview Farms Road                                     108,000 Series A
Campo Bello, SC 29322                                       108,000 Series B

Michael Pruitt                                              180,000
11502 Stonebrier Drive                                      90,000 Series A
Charlotte, NC 28277                                         90,000 Series B


Craig Samuels                                               360,000
13990 Rancho Dorado                                         180,000 Series A
San Diego, CA 92130                                         180,000 Series B

Schreiber Living Trust                                      179,800
[address]                                                   89,900 Series A
                                                            89,900 Series B

John Sutton                                                 1,732,500
1801 Warner Ranch Drive, #1718
Round Rock, Texas 78664

Steven A. Moore                                             111,900
2250 Big Pine Road
Escondido, CA

Campbell Family Trust                                       223,900
4360 E. Burchell Drive
Hayden Lake, ID 83835

Aldridge Industries, Inc.                                   441,000
525 Round Rock West #275
Round Rock, Texas 78681

SERIES A PREFERRED STOCK

Ira J. Tabankin                                             279,042.625
1165 Via Vera Cruz
San Marco, CA 92069


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Charles Sander                                              279,042.625
[address]

Robert Prag                                                 66,317.75
2455 El Amigo Road
Del Mar, CA 92014

Kai Hansen                                                  54,687.5
P.O. Box  12610
San Diego, CA 92112

Hayden   Communications, Inc.                               54,687.5
1401 Hewens Drive
North Myrtle Beach, SC 29582